SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☑

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Foundry Networks, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

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Notice of Annual Meeting of Stockholders
PROXY STATEMENT FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS JUNE 28, 2005
PROPOSAL NO. 1 ELECTION OF DIRECTORS
DIRECTOR NOMINATION
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
DIRECTOR COMPENSATION
COMMUNICATIONS WITH DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EXECUTIVE OFFICERS AND DIRECTORS
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF EXECUTIVE OFFICERS
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CODE OF ETHICS
EQUITY COMPENSATION PLAN INFORMATION
OTHER MATTERS

Foundry Networks, Inc.
Notice of Annual Meeting of Stockholders
To Be Held June 28, 2005
       On Tuesday, June 28, 2005, Foundry Networks, Inc., a Delaware corporation (the “Company”), will hold its Annual Meeting of Stockholders at the Westin Santa Clara Hotel, located at 5101 Great America Parkway, Santa Clara, CA 95054. The meeting will begin at 10:00 a.m. local time.
      Only stockholders who owned stock at the close of business on April 29, 2005 can vote at this meeting or any adjournment that may take place. At the meeting we will:

•	Elect a Board of Directors to serve until the next Annual Meeting.

•	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.

•	Transact any other business properly brought before the Meeting or any adjournments or postponements thereof.
      You can find more information about each of these items, including the nominees for directors, in the attached Proxy Statement.
      Our Board of Directors recommends that you vote in favor of both proposals outlined in this Proxy Statement.
      We cordially invite all stockholders to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, please mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.
      At the meeting, we will also report on our business results and other matters of interest to stockholders.

By Order of the Board of Directors,

Timothy D. Heffner
Vice President, Finance and Administration
and Chief Financial Officer
San Jose, CA
May 18, 2005
YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT YOUR PROXY CARD.

Foundry Networks, Inc.
2100 Gold Street
PO Box 649100
San Jose, CA 95164-9100
(408) 586-1700
PROXY STATEMENT
FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS
JUNE 28, 2005
       Our Board of Directors is soliciting proxies for the 2005 Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.
      The Board set April 29, 2005 as the record date for the meeting. Stockholders of record who owned our common stock on that date are entitled to vote at and attend the meeting, with each share entitled to one vote. Stockholders do not have cumulative voting rights. Stockholders who hold shares of the Company in “street name” may vote at the meeting only if they hold a valid proxy from their broker. 138,537,646 shares of common stock were outstanding on the record date.
      Voting materials, which include this Proxy Statement, a proxy card and the Company’s Annual Report to Stockholders for the year ended December 31, 2004, will be mailed to stockholders on or about May 18, 2005.
      In this Proxy Statement:

•	“We,” “us,” “our” and the “Company” refer to Foundry Networks, Inc.

•	“Annual Meeting” or “Meeting” means our 2005 Annual Meeting of Stockholders

•	“Board of Directors” or “Board” means our Board of Directors

•	“SEC” means the Securities and Exchange Commission
      We have summarized below important information with respect to the Annual Meeting.
Time and Place of the Annual Meeting
      The Annual Meeting is being held on Tuesday, June 28, 2005 at 10:00 a.m. local time at the Westin Santa Clara Hotel, located at 5101 Great America Parkway, Santa Clara, CA 95054.
      All stockholders who owned shares of our stock as of April 29, 2005, the record date, may attend the Annual Meeting.
Purpose of the Proxy Statement and Proxy Card
      You are receiving a Proxy Statement and proxy card from us because you owned shares of our common stock on April 29, 2005, the record date. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.
      When you sign the proxy card, you appoint Bobby R. Johnson, Jr., Chief Executive Officer, and Timothy D. Heffner, Chief Financial Officer, as your representatives at the meeting. Bobby R. Johnson, Jr. and Timothy D. Heffner will vote your shares, as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change.

Proposals To Be Voted On At This Year’s Annual Meeting
      You are being asked to vote on:

•	The election of directors to serve on our Board of Directors.

•	The ratification of our appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.
      The Board of Directors recommends a vote FOR each proposal.
Voting Procedure

You may vote by mail
      To vote by mail, please sign your proxy card and return it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

You may vote in person at the meeting.
      We will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares in “street name,” you must request a legal proxy from your stockbroker in order to vote at the meeting. Holding shares in “street name” means your shares of stock are held in an account by your stockbroker, bank, or other nominee, and the stock certificates and record ownership are not in your name. If your shares are held in “street name” and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Annual Meeting.

You may change your mind after you have returned your proxy.
      If you change your mind after you return your proxy, you make revoke your proxy at any time before the polls close at the meeting. You may do this by:

•	signing another proxy with a later date, or

•	voting in person at the Annual Meeting.
Multiple Proxy Cards
      If you received more than one proxy card, it means that you hold shares in more than one account. Please sign and return all proxy cards to ensure that all your shares are voted.
Quorum Requirement
      Shares are counted as present at the meeting if the stockholder either:

•	is present and votes in person at the meeting, or

•	has properly submitted a proxy card.
A majority of our outstanding shares as of the record date must be present at the meeting (either in person or by proxy) in order to hold the Annual Meeting and conduct business. This is called a “quorum.”
Consequences of Not Returning Your Proxy; Broker Non-Votes
      If your shares are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy, your brokerage firm may either:

•	vote your shares on routine matters, or

•	leave your shares unvoted.

      Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters (such as the election of directors or the ratification of auditors), but not with respect to non-routine matters (such as a proposal submitted by a stockholder). If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote.”
      Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast.
      We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures that your shares will be voted at the meeting.
Effect of Abstentions
      Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum and as votes AGAINST for purposes of determining the approval of any matter submitted to the stockholders for a vote.
Required Vote
      Assuming a quorum is present, the six (6) nominees receiving the highest number of yes votes will be elected as directors. The ratification of the independent registered public accounting firm will require the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting.
Vote Solicitation; No Use of Outside Solicitors
      Foundry Networks, Inc. is soliciting your proxy to vote your shares at the Annual Meeting. In addition to this solicitation by mail, our directors, officers, and other employees may contact you by telephone, Internet, in person or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding proxy material. We have not retained the services of a proxy solicitor.
Voting Procedures
      Votes cast by proxy or in person at the Annual Meeting will be tabulated by Timothy D. Heffner, our Chief Financial Officer, who will act as the Inspector of Election. The Inspector will also determine whether a quorum is present at the Annual Meeting.
      The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card that is returned but not marked will be voted FOR each of the director nominees, FOR each of the other proposals discussed in this Proxy Statement, and as the proxy holders deem desirable for any other matters that may come before the Meeting. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.
      We believe that the procedures to be used by the Inspector to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.
Publication of Voting Results
      We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the quarter ended June 30, 2005, which we will file with the SEC. You can get a copy by contacting our Investor Relations Department at (408) 586-1845 or the SEC at (800) 732-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.
Other Business
      We do not know of any business to be considered at the 2005 Annual Meeting other than the proposals described in this proxy statement. If any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to Bobby R. Johnson, Jr. and Timothy D. Heffner to vote on such matters at their discretion.
Stockholder Proposals For 2006 Annual Meeting
      The Company’s Bylaws provide that advance notice of a stockholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the previous year’s annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, this advance notice must be received not earlier than ninety (90) and not later than sixty (60) days prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Each stockholder’s notice must contain the following information as to each matter the stockholder proposes to bring before the annual meeting: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and appropriate biographical information and a statement as to the qualification of the nominee; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholder and such beneficial owner.
      A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder nominations and proposals is available to stockholders from the Secretary of the Company upon written request.
      Under the rules of the Securities and Exchange Commission, stockholders who wish to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2006 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company, Attn: Stock Administration, Foundry Networks, 2100 Gold Street, P.O. Box 649100, San Jose, CA 95164-9100, on or before January 18, 2006. In addition, if the Company is not notified earlier than March 30, 2006 and not later than April 29, 2006 of a proposal to be brought before the 2006 Annual Meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
      We have nominated six (6) candidates for election to the Board this year. Detailed information on each of the nominees is provided below.
      All directors are elected annually and serve a one-year term until the next Annual Meeting. If any director is unable to stand for re-election, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substitute candidate. Each nominee listed has consented to serve as a director.
Vote Required
      If a quorum is present, the six (6) nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors for the ensuing year. Unless marked otherwise, proxies received will be voted FOR the election of each of the six (6) nominees. If additional people are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a way that will ensure that as many as possible of the nominees listed below are elected. If this happens, the specific nominees to be voted for will be determined by the proxy holders.
Nominees for the Board of Directors
      The names of the nominees, their ages as of April 29, 2005, and certain other information about them are set forth below:

Name of Nominee	Age	Principal Occupation	Director Since

Bobby R. Johnson, Jr.	48	President, Chief Executive Officer and Chairman of the Board of Directors of the Company	1996
Andrew K. Ludwick(1)(2)(3)(4)	59	Private Investor	1999
Alfred J. Amoroso(2)(3)(4)	55	Advisor, Warburg Pincus	2000
C. Nicholas Keating, Jr.(1)(2)(3)(4)	63	Director of Network Equipment Technologies, Inc.	2000
J. Steven Young(1)(3)	43	Managing Partner of Sorenson Capital	2000
Alan L. Earhart(2)(3)(4)	61	Retired Partner, PricewaterhouseCoopers LLP	2003

(1)	Member of Compensation Committee.
(2)	Member of Audit Committee.
(3)	Member of Nominating Committee.
(4)	Member of Qualified Legal Compliance Committee.
      There are no family relationships among any of the directors or executive officers of the Company.
      Bobby R. Johnson, Jr. co-founded Foundry and has served as President, Chief Executive Officer and Chairman of the Board of Directors since Foundry’s inception in May 1996. From August 1993 to October 1995, Mr. Johnson co-founded and served as President, Chief Executive Officer and Chairman of the Board of Directors of Centillion Networks, Inc., a provider of local area network switches. From September 1991 to February 1993, Mr. Johnson was Vice President and General Manager of Internetworking Hardware for Network Equipment Technologies, Inc., a wide area networking company. Mr. Johnson holds a B.S. with honors from North Carolina State University.
      Andrew K. Ludwick has served as a member of the Board of Directors of Foundry since May 1999. From September 1995 to October 1997, Mr. Ludwick was Chief Executive Officer of Bay Networks, a networking company. From July 1985 to September 1995, he was founder, President and Chief Executive Officer of

SynOptics, an internetworking company. Mr. Ludwick holds a B.A. from Harvard College and an M.B.A. from Harvard Business School.
      Alfred J. Amoroso has served as a member of the Board of Directors of Foundry since October 2000. Since September 2004, Mr. Amoroso has been an advisor to Warburg Pincus. From July 2002 to August 2004, Mr. Amoroso served as the President, Chief Executive Officer and Vice Chairman of Meta Group, an information technology research and advisory firm. From October 1999 until its merger with IBM in January 2002, Mr. Amoroso served as President, Chief Executive Officer and a director of CrossWorlds Software, Inc. From November 1993 to November 1999, Mr. Amoroso served in a number of general management positions with IBM and served on the Management Committee of the company for a period of time. Before joining IBM, Mr. Amoroso held various positions at Price Waterhouse, now PricewaterhouseCoopers, from 1985 to 1993, including lead technology partner and partner in charge of the worldwide insurance consulting practice. He joined Price Waterhouse upon the sale of his consulting company to them in 1985. Mr. Amoroso holds a B.S. in systems engineering and M.S. in operations research from Polytechnic Institute of Brooklyn.
      C. Nicholas Keating, Jr. has served as a member of the Board of Directors of Foundry since October 2000 and has been a director of Network Equipment Technologies, Inc., a wide area networking company, since November 2001. From July 2000 to April 2005, he served as a member of the Board of Directors of IP Infusion Inc., an Internet protocol software development company. From October 2000 to February 2004, Mr. Keating was the President and Chief Executive Officer of IP Infusion Inc. From February 1999 to January 2001, he was President and Chief Executive Officer of US Search.com Inc., a Web-based supplier of information products and services. From January 1994 to February 1999, he was a business advisor to a number of companies in the networking, software and semiconductor industries. From May 1987 until December 1993, Mr. Keating served as Vice-President of Network Equipment Technologies. In addition to Network Equipment Technologies, Mr. Keating also serves as a director of Seclarity, Inc. and Bay Microsystems, Inc. Mr. Keating holds a B.A. and M.A. from American University and was a Fulbright Scholar.
      J. Steven Young has served as a member of the Board of Directors of Foundry since October 2000. Mr. Young is a co-founder of Sorenson Capital, a private equity firm, and has served as its Managing Partner since its inception in February 2003. From February 1999 to January 2003, Mr. Young co-founded and served as the Chairman of the Board of Directors of Found, Inc., an e-infrastructure technology solution provider. Mr. Young also serves as a member of the boards of directors of a number of private companies. From May 1987 to June 2000, Mr. Young was the quarterback of the San Francisco 49ers. Mr. Young holds a B.S and J.D. from Brigham Young University.
      Alan L. Earhart has served as a member of the Board of Directors of Foundry since August 2003 and has been a retired partner of PricewaterhouseCoopers LLP since 2001. From 1970 to 2001, Mr. Earhart held a variety of positions with Coopers & Lybrand and its successor entity, PricewaterhouseCoopers LLP, an accounting and consulting firm, including most recently as the Managing Partner for PricewaterhouseCoopers’ silicon valley office. Mr. Earhart also serves on the Board of Directors of Quantum Corporation, Monolithic Power Systems, Inc. and Network Appliance, Inc. Mr. Earhart holds a B.S. in accounting from the University of Oregon.
DIRECTOR NOMINATION
      Criteria for Board Membership. In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to ensure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, that members of the Company’s audit committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

      Stockholder Nominees. The Nominating Committee will consider written proposals from stockholders for nominees for director, provided such proposals meet the requirements described herein and in our Bylaws. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee. Any such nominations should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals for 2006 Annual Meeting” above.
      Process for Identifying and Evaluating Nominees. The Nominating Committee believes the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating Committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Nominating Committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.
      The Nominating Committee will use a similar process to evaluate nominees recommended by stockholders. However, to date, the Company has not received a stockholder proposal to nominate a director.
      Board Nominees for the 2005 Annual Meeting. Each of the nominees listed in this Proxy Statement are current directors standing for re-election.
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
      During the last fiscal year (the period from January 1, 2004 through December 31, 2004), the Board met seven (7) times. Each director attended at least 75% of all Board and applicable committee meetings during this time.
      The Board has determined that the following directors are “independent” under current Nasdaq rules: Messrs. Ludwick, Keating, Amoroso, Young and Earhart.
      The Board has a Compensation Committee, an Audit Committee, a Qualified Legal Compliance Committee, and a Nominating Committee.
      Compensation Committee. Messrs. Keating, Ludwick and Young are members of the Compensation Committee, each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market. The Compensation Committee held two (2) meetings during the last fiscal year. The functions of the Compensation Committee are to establish and administer our policies regarding annual executive salaries and cash incentives and long-term equity incentives. The Compensation Committee administers our 1996 Stock Plan (the “1996 Plan”), 1999 Employee Stock Purchase Plan (the “ESPP”), 1999 Directors’ Stock Option Plan (the “Directors Plan”) and the 2000 Non-Executive Stock Option Plan (the “2000 Plan”).

      Audit Committee. Messrs. Ludwick, Keating, Amoroso and Earhart are members of the Audit Committee. The Board has determined that Mr. Earhart qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The Audit Committee held eight (8) meetings during the last fiscal year. The Board has determined that each of the Audit Committee members is an independent director under the rules of the Nasdaq Stock Market. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and approving the compensation of the independent registered public accounting firm to conduct the annual audit of our accounts, reviewing the scope and results of independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent registered public accounting firm. The Audit Committee has a written charter, which was attached as Appendix A to the Company’s 2003 Proxy Statement.
      Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee currently consists of Messrs. Ludwick, Keating, Amoroso and Earhart, each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market. The Qualified Legal Compliance Committee was formed in January 2004 and did not hold any meetings during the last fiscal year. The Company did not have such a committee prior to such time. The Qualified Legal Compliance Committee’s responsibilities include making such examinations as are necessary to investigate attorney reports of certain material violations. The Qualified Legal Compliance Committee operates under written procedures adopted by the Board of Directors.
      Nominating Committee. The Nominating Committee currently consists of Messrs. Ludwick, Keating, Amoroso, Young and Earhart, each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market. The Nominating Committee was formed in April 2004. The Company did not have a nominating committee prior to such time. The Nominating Committee’s responsibilities include recommending to the Board of Directors nominees for possible election to the Board of Directors. The Nominating Committee operates under a written charter adopted by the Board of Directors, which was attached as Appendix A to the Company’s 2004 Proxy Statement.
DIRECTOR COMPENSATION
      At a Board of Directors meeting held July 21, 2003, the Board resolved that each non-employee member of the Board would be paid an annual cash retainer of $30,000, payable in four equal quarterly installments. The Board also resolved that the non-employee Director who served as the Chairman of the Audit Committee would be paid an additional annual cash retainer of $10,000, payable in four equal quarterly installments. Directors are also reimbursed for reasonable and customary travel expenses.
      The Directors Plan, which took effect upon the closing of the Company’s initial public offering in October 1999, provides that each person who becomes a non-employee director of the Company will be granted a nonstatutory stock option to purchase 225,000 shares of common stock on the date on which the optionee first becomes a non-employee director of the Company. Thereafter, on the date of each annual meeting of the Company’s stockholders at which a director is elected, each such non-employee director shall be granted an option to purchase 60,000 shares of common stock if, on such date, he or she shall have served on the Company’s Board for at least six months. The Directors Plan provides that stock options granted under it will vest and become exercisable as to 25% of the shares subject to the options on the first anniversary of the date of grant of the options and as to 1/48th of the shares subject to the option on each monthly anniversary of the date of grant of the option thereafter, provided that they will vest and become exercisable in full immediately prior to a transaction which constitutes a “Change of Control,” defined as a sale of all or substantially all of the Company’s assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction. Options granted under the Directors Plan have a term of ten years. In connection with the Company’s 2002 Annual Meeting, on June 14, 2002, the stockholders of the Company approved an increase of the total number of shares of common stock reserved for issuance from 1,350,000 shares to 3,350,000 shares.
      Each of the current non-employee directors of Foundry has served for more than six months at the time of the Annual Meeting, so each will receive an option to purchase 60,000 shares of the Company’s common stock under the Directors Plan if they are reelected to the Board at the Annual Meeting.
      In connection with the Company’s 2004 Annual Meeting on June 1, 2004, each of Messrs. Ludwick, Keating, Amoroso, Young and Earhart were automatically granted an option to purchase 60,000 shares of Company common stock at an exercise price of $13.50 per share, the then fair market value of the common stock based on the closing price of the Company’s common stock as listed on the Nasdaq National Market on that date.
      Employee directors receive no additional compensation for serving on the Board of Directors.
COMMUNICATIONS WITH DIRECTORS
      Stockholders or other interested parties may communicate with any director or committee of the Board by writing to them c/o Investor Relations, Foundry Networks, 2100 Gold Street, P.O. Box 649100, San Jose, CA 95164-9100 or by sending an e-mail to ir@foundrynet.com or by calling the Investor Relations department at (408) 586-1845. Comments or questions regarding the Company’s accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors will be referred to members of the Nominating Committee.
      The Company has a policy of encouraging all directors to attend the annual stockholder meetings. Four of our directors attended the 2004 annual meeting.
Recommendation of the Board:
THE BOARD RECOMMENDS A VOTE FOR
THE ELECTION OF ALL NOMINEES NAMED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
      The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm. Ernst & Young LLP has audited our financial statements since June 2002. In the event that ratification of this selection of accountants is not approved by a majority of the shares of common stock voting at the Annual Meeting in person or by proxy, the Audit Committee will review its future selection of auditors.
      A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.
Recommendation of the Board:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

EXECUTIVE OFFICERS AND DIRECTORS
      The names and ages of our executive officers and directors as of April 29, 2005 are as follows:

Name	Age	Position

Bobby R. Johnson, Jr.	48	President, Chief Executive Officer, and Chairman of the Board of Directors
Laurence L. Akin	57	Senior Vice President of Worldwide Sales
Richard W. Bridges	56	Vice President, Manufacturing
Ken K. Cheng	49	Vice President and General Manager, Layer 2-3
Timothy D. Heffner	55	Vice President, Finance and Administration, and Chief Financial Officer
Robert W. Schiff	48	Vice President and General Manager, Layer 4-7 and Security
Benjamin D. Taft	30	Vice President, Marketing Communications
John P. Burger	47	Vice President, Hardware Engineering
Paul L. Twombly	53	Vice President, Customer Support
Andrew K. Ludwick	59	Director
Alfred J. Amoroso	55	Director
C. Nicholas Keating, Jr.	63	Director
J. Steven Young	43	Director
Alan L. Earhart	61	Director
      Bobby R. Johnson, Jr. co-founded Foundry and has served as President, Chief Executive Officer and Chairman of the Board of Directors of Foundry since its inception in May 1996. From August 1993 to October 1995, Mr. Johnson co-founded and served as President, Chief Executive Officer and Chairman of the Board of Directors of Centillion Networks, Inc., a provider of local area network switches. From September 1991 to February 1993, Mr. Johnson was Vice President and General Manager of Internetworking Hardware for Network Equipment Technologies, Inc., a wide area networking company. Mr. Johnson holds a B.S. with honors from North Carolina State University.
      Laurence L. Akin has served as Senior Vice President of Worldwide Sales since October 2002. From April 2001 to September 2002, Mr. Akin was Vice President of Sales for the Americas of Foundry. From November 2000 to March 2001, Mr. Akin served as Vice President of Sales Operations of Foundry. From April 1989 to May 1999, Mr. Akin was Vice President of North American enterprise sales at 3Com Corporation, a computer networking company. From June 1982 to March 1989, Mr. Akin held various sales management positions at ROLM/ IBM, a telecommunications company. Mr. Akin holds a B.S. degree from the University of Colorado.
      Richard W. Bridges has served as Foundry’s Vice President of Manufacturing since August 2001. From May 1999 to July 2001, Mr. Bridges was Vice President of Operations for Ramp Networks, a provider of Internet security appliances subsequently acquired by Nokia. From October 1994 to March 1999, Mr. Bridges was Director and subsequently Vice President of Materials Management for Plantronics Inc., a manufacturer of lightweight communications headsets. Mr. Bridges holds a B.S. degree from Stanford University.
      Ken K. Cheng has served as Foundry’s Vice President and General Manager, Layer 2-3 since January 2003 and served as Vice President of Marketing from December 1999 to December 2002. From July 1998 to November 1999, he served as Vice President of Product and Program Management of Foundry. From December 1993 to July 1998, Mr. Cheng was Senior Vice President and Chief Operating Officer of Digital Generation Systems, a network services company. From December 1988 to December 1993, Mr. Cheng was Director of LAN/WAN Internetworking Hardware for Network Equipment Technologies. Mr. Cheng holds a B.S. from Queen’s University and an M.B.A. from Santa Clara University.

      Timothy D. Heffner has served as Vice President, Finance and Administration and Chief Financial Officer of Foundry since November 1996. From September 1994 to November 1996, Mr. Heffner was Director of Finance for Centillion Networks and for the Centillion Business Unit of Bay Networks. From January 1994 to September 1994, Mr. Heffner was Chief Financial Officer of Digital Generation Systems, a network services company. Mr. Heffner holds a B.S. from San Jose State University.
      Robert W. Schiff has served as Vice President and General Manager of Layer 4-7 since August 2004. From July 2003 to July 2004, Mr. Schiff was Director of Product Marketing for Foundry. From August 1999 to May 2003, Mr. Schiff was Senior Director of Marketing for Lantern Communications, a manufacturer of broadband packet switches subsequently acquired by C-COR. From September 1994 to July 1999, Mr. Schiff held various product line management positions at FORE Systems, a manufacturer of ATM switches acquired by Marconi Corporation plc. Mr. Schiff holds a B.S. in electrical engineering from Cornell University and an M.S. in electrical engineering from Stanford University.
      Benjamin D. Taft joined Foundry in September 1999 and has served as Foundry’s Vice President of Marketing Communications since July 2004. Prior to Foundry, he held strategic finance and marketing positions at Cisco Systems and Leasing Solutions International. He is responsible for directing Foundry’s global marketing initiatives and carrying out Foundry’s brand building objectives. Mr. Taft holds a degree in Finance and International Business from the University of Washington in Seattle.
      John P. Burger joined Foundry in May 2000 and has served as Foundry’s Vice President of Hardware Engineering since July 2004. Before his current role, he was Director of System Development for five years responsible for Foundry’s system hardware. Prior to Foundry, Mr. Burger held a variety of senior management positions at Silicon Graphics, Inc. and Convergent Technologies, Inc. Mr. Burger holds a B.S. in Electrical Engineering from Arizona State University.
      Paul L. Twombly has served as Foundry’s Vice President of Customer Support since April 2001. From October 1999 to May 2001, Mr. Twombly was Senior Vice President of Global Client Services at Nice Systems Ltd., a major worldwide provider of CRM systems. From January 1998 to August 1999, Mr. Twombly was Vice President of Customer Service at Warpspeed Communications, a telecommunications company. From April 1990 to January 1998, Mr. Twombly was Vice President of Customer Service at Voysys Corporation, an OEM provider of telecommunications products.
      Biographies for Messrs. Ludwick, Amoroso, Keating, Young and Earhart may be found under the caption “Nominees for Board of Directors” above.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table presents information concerning the beneficial ownership of shares of our common stock as of March 31, 2005 by:

•	each person who is known by us to beneficially own more than 5% of our common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.
      The number and percentage of shares beneficially owned are based on 138,435,730 shares of common stock outstanding as of March 31, 2005. Beneficial ownership is determined under the rules and regulations of the SEC. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 31, 2005 are deemed to be outstanding and beneficially owned by the person holding the options or warrants for the purposes of computing the number of shares beneficially owned and the percentage ownership of that person, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person. The persons listed in this table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them, except as indicated in the footnotes to this table, and subject to applicable community property laws.

	Amount and
	Nature of	Percent of
	Beneficial	Common
Name and Address	Ownership	Stock

Bobby R. Johnson, Jr.(1)	11,307,245	8.15%
Laurence L. Akin(2)	492,951	*
Timothy D. Heffner(3)	1,146,249	*
Ken K. Cheng(4)	917,937	*
Paul L. Twombly(5)	313,409	*
Andrew K. Ludwick(6)	645,250	*
Alfred J. Amoroso(7)	332,500	*
C. Nicholas Keating(8)	413,750	*
J. Steven Young(9)	528,750	*
Alan L. Earhart(10)	98,437	*
All directors and executive officers as a group (14 persons)(11)	16,652,629	11.67%

*	Less than 1% of the outstanding shares of common stock. Except as otherwise noted, the address of each person listed in this table is c/o Foundry Networks, Inc., 2100 Gold Street, P.O. Box 649100, San Jose, California, 95164-9100.

(1)	Includes 333,333 shares issuable upon the exercise of options which were exercisable within sixty days of March 31, 2005.

(2)	Includes 492,708 shares issuable upon the exercise of options which were exercisable within sixty days of March 31, 2005.

(3)	Includes 505,658 shares issuable upon the exercise of options held by Mr. Heffner which were exercisable within sixty days of March 31, 2005. Also includes 15,700 shares held by The Nicole M. Heffner Trust, 15,700 shares held by The Krysta M. Heffner Trust and 15,700 shares held by The Tyler B. Heffner Trust. Mr. Heffner disclaims beneficial ownership of the shares held by The Nicole M. Heffner Trust, The Krysta M. Heffner Trust and The Tyler B. Heffner Trust.

(4)	Includes 531,500 shares issuable upon the exercise of options which were exercisable within sixty days of March 31, 2005.

(5)	Includes 311,748 shares issuable upon the exercise of options which were exercisable within sixty days of March 31, 2005.

(6)	Includes 271,250 shares issuable upon the exercise of options which were exercisable within sixty days of March 31, 2005.

(7)	Includes 331,250 shares issuable upon the exercise of options which were exercisable within sixty days of March 31, 2005.

(8)	Includes 413,750 shares issuable upon the exercise of options which were exercisable within sixty days of March 31, 2005.

(9)	Includes 528,750 shares issuable upon the exercise of options which were exercisable within sixty days of March 31, 2005.

(10)	Includes 98,437 shares issuable upon the exercise of options which were exercisable within sixty days of March 31, 2005.

(11)	Includes 4,212,662 shares issuable upon the exercise of options which were exercisable within sixty days of March 31, 2005.
COMPENSATION OF EXECUTIVE OFFICERS
      The following table shows the compensation earned by (a) the person who served as our Chief Executive Officer during the fiscal year that ended December 31, 2004, (b) the four other most highly compensated individuals who served as an executive officer during the fiscal year ended December 31, 2004 (the “Named Executive Officers”); and (c) the compensation received by each of these people for the two preceding fiscal years. The amounts in the column titled “All Other Compensation” consist of life insurance premiums paid by the Company.
Summary Compensation Table

					Securities
	Fiscal			Other Annual	Underlying	All Other
Name & Principal Position	Year	Salary ($)	Bonus ($)(1)	Compensation ($)(2)	Options (#)	Compensation ($)(3)

Bobby R. Johnson, Jr.	2004	$604,615	—	—	400,000	$750
President, Chief Executive	2003	$401,538	$556,682	$11,538	—	$592
Officer, Chairman of the	2002	$272,540	$243,400	—	600,000	$207
Board of Directors
Laurence L. Akin	2004	$256,462	—	$268,093	100,000	$750
Senior Vice President of	2003	$198,139	—	$396,082	240,000	$592
Worldwide Sales	2002	$198,460	—	$270,000	280,000	$216
Timothy D. Heffner	2004	$344,615	$60,000	$20,000	100,000	$750
Vice President, Finance	2003	$225,865	$125,253	—	240,000	$592
and Administration, and Chief Financial Officer	2002	$225,865	$69,225	—	275,000	$216
Ken K. Cheng	2004	$344,615	$60,000	—	240,000	$438
Vice President and General	2003	$225,289	$125,253	$11,250	240,000	$592
Manager, Layer 2-3	2002	$225,865	$69,225	—	325,000	$216
Paul L. Twombly	2004	$307,231	$55,250	—	180,000	$750
Vice President, Customer	2003	$225,865	$125,253	—	180,000	$592
Support	2002	$225,865	$63,600	—	130,000	$216

(1)	Includes bonuses earned in the indicated year and paid in the subsequent year. Excludes bonuses paid in the indicated year but earned in the preceding year.

(2)	Amounts reported for fiscal year 2004 consist of:

(a)	Car allowance for Mr. Laurence Akin totaling $10,708. This includes $462 earned in 2004 but paid in 2005.

(b)	Commission totaling $257,385 earned for 2004 for Mr. Laurence Akin. This amount includes 2004 commission of $17,130 paid on March 18, 2005.

(c)	Bonus vacation (sabbatical bonus) for Mr. Timothy D. Heffner in the amount of $20,000.

(3)	Consists of life insurance premiums paid by the Company.

OPTION GRANTS IN LAST FISCAL YEAR
      The following table sets forth certain information for the year ended December 31, 2004 with respect to grants of stock options to each of the Named Executive Officers. No stock appreciation rights were granted to the Named Executive Officers during 2004. All options granted by us during 2004 were granted under our 1996 Plan. We granted to employees options to purchase common stock equal to a total of 11,058,800 shares during 2004. Options were granted at an exercise price equal to the fair market value of our common stock on the date of grant.
      The options granted to the Named Executive Officers have a term of 10 years, but are subject to earlier termination in connection with termination of employment. Of these options, options to purchase 600,000 shares of common stock granted to Messrs. Johnson, Akin and Heffner vest 12.5% after the first three months of service and ratably each month over the remaining 21-month vesting period, and options to purchase 420,000 shares of common stock granted to Messrs. Cheng and Twombly vest 5% after the first three months of service and ratably each month over the remaining 57-month vesting period.
      The potential realizable value assumes that the fair market value of our common stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire 10-year term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the SEC, and do not represent our prediction of stock performance. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the common stock and the timing of option exercises, as well as the optionee’s continued employment through the vesting period. The gains shown are net of the option exercise price, but do not include deductions for taxes and other expenses payable upon the exercise of the option or for sale of underlying shares of common stock.

	Individual Grants
					Potential Realizable Value
	Number of	Percent of Total			at Assumed Annual Rates of
	Securities	Options			Stock Price Appreciation for
	Underlying	Granted to			Option Term
	Options	Employees in	Exercise Price	Expiration
Name	Granted (#)	Fiscal Year (%)	($/sh)	Date	5% ($)	10% ($)

Bobby R. Johnson, Jr.	400,000	3.6%	$13.92	6/9/2014	$3,501,685	$8,873,958
Laurence L. Akin	100,000	0.9%	$13.92	6/9/2014	$875,421	$2,218,490
Timothy D. Heffner	100,000	0.9%	$13.92	6/9/2014	$875,421	$2,218,490
Ken K. Cheng	240,000	2.2%	$13.92	6/9/2014	$2,101,011	$5,324,375
Paul L. Twombly	180,000	1.6%	$13.92	6/9/2014	$1,575,758	$3,993,281

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES
      The following table provides certain information with respect to stock options exercised by the Named Executive Officers during the last fiscal year ended December 31, 2004. The table also provides the number of shares covered by stock options as of the end of the fiscal year, and the value of “in-the-money” stock options, which represents the positive difference between the exercise price of a stock option and the market price of the shares subject to such option at the end of the fiscal year. No stock appreciation rights (SARs) were outstanding during fiscal 2004.

				Number of Unexercised		Value of Unexercised
				Options at		In-the-Money Options at
	Shares			Fiscal Year End (#)		Fiscal Year End ($)(1)
	Acquired on	Value
Name	Exercise (#)	Realized ($)		Exercisable	Unexercisable	Exercisable	Unexercisable

Bobby R. Johnson, Jr.	0	—		250,000	450,000	$783,000	$783,000
Laurence L. Akin	50,000	$745,000	(2)	427,637	287,363	$1,308,329	$1,248,784
Timothy D. Heffner	75,000	$1,000,448	(3)	454,200	205,000	$1,657,049	$652,600
Ken K. Cheng	109,375	$903,438	(4)	452,645	407,980	$1,786,887	$1,162,076
Paul L. Twombly	11,375	$202,358	(5)	246,886	296,239	$1,122,637	$738,451

(1)	Based on the $13.16 per share closing price of our common stock on the Nasdaq Stock Market on December 31, 2004, less the exercise price of the options.

(2)	Value realized is calculated based on the closing price of our common stock as reported on the Nasdaq Stock Market on the dates of exercise ($22.31 on February 25, 2004 and $23.77 on February 26, 2004) minus the exercise prices of the options (25,000 shares at $8.14 per share for the option exercised on February 25, 2004 and 25,000 shares at $8.14 per share for the option exercised on February 26, 2004) and does not necessarily indicate that the optionee sold such stock.

(3)	Value realized is calculated based on the closing price of our common stock as reported on the Nasdaq Stock Market on the dates of exercise ($23.60 on February 27, 2004, $12.09 on October 28, 2004, $12.12 on November 2, 2004, $12.61 on November 5, 2004, and $12.83 on November 15, 2004) minus the exercise prices of the options (25,000 shares at $0.166667 per share for the option exercised on February 27, 2004, 9,200 shares at $0.166667 per share and 800 shares at $4.94 per share for the options exercised on October 28, 2004, 20,000 shares at $4.94 per share for the options exercised on November 2, 2004, 10,000 shares at $4.94 per share for the option exercised on November 5, 2004, and 10,000 shares at $4.94 per share for the options exercised on November 15, 2004) and does not necessarily indicate that the optionee sold such stock.

(4)	Value realized is calculated based on the closing price of our common stock as reported on the Nasdaq Stock Market on the date of exercise ($13.20 on November 24, 2004) minus the exercise prices of the options (109,375 shares at $4.94 per share for the options exercised on November 24, 2004) and does not necessarily indicate that the optionee sold such stock.

(5)	Value realized is calculated based on the closing price of our common stock as reported on the Nasdaq Stock Market on the date of exercise ($23.60 on February 27, 2004) minus the exercise prices of the options (8,250 shares at $6.14 per share and 3,125 shares at $4.94 per share for the options exercised on February 27, 2004) and does not necessarily indicate that the optionee sold such stock.
Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Stock Performance Graph which follows shall not be deemed to be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      During the year ended December 31, 2004, the Compensation Committee of the Board consisted of Messrs. Keating, Ludwick and Young, all of the above-mentioned directors being non-employee directors of the Company. The Compensation Committee reviews, recommends and approves changes to the Company’s compensation policies and benefits programs, establishes and monitors specific compensation levels for executive officers, administers the Company’s stock option plans, including approving stock option grants, and otherwise seeks to ensure that the Company’s compensation philosophy is consistent with the Company’s best interests and is properly implemented. Bobby R. Johnson, Jr., who is a director as well as the Company’s President and Chief Executive Officer, has not participated in deliberations or decisions involving his own compensation.
General Compensation Policy
      Under the supervision of the Board, the Company’s compensation policy is designed to attract and retain qualified executives critical to the Company’s growth and long-term success. The Company’s compensation philosophy for executive officers serves two principal purposes: (i) to provide a total compensation package for executive officers that is competitive with the current market for executive talent and enables the Company to attract and retain key executive and employee talent needed to achieve the Company’s business objectives and (ii) to link overall executive compensation to improvements in the Company performance.
Elements of Executive Officer Compensation
      The Company’s executive compensation consists primarily of salary, incentive cash bonuses, health insurance and similar benefits, and the award of stock options. In addition, a significant portion of the overall cash compensation packages for the executive officer leading the Company’s sales efforts is comprised of commissions based on total sales derived under his supervision. In general, the Compensation Committee believes that in the highly competitive, emerging markets in which the Company operates, equity-based compensation provides the greatest incentive for outstanding executive performance and encourages the greatest alignment of management and stockholder long-term interests.
Base Salary
      Base salaries are evaluated annually for all executive officers, including the Chief Executive Officer. The level of base salary is established primarily on the basis of the individual’s qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete with the Company for business and executive talent, and the incentives necessary to attract and retain qualified management. The Company’s performance does not play a significant role in the determination of base salary.
Cash-Based Incentive Compensation
      Executive officers, other than officers who are on a commission plan, may receive discretionary cash bonuses as set forth in the Executive Performance Incentive Bonus Plan adopted by the Compensation Committee in January 2002. According to the terms of the bonus plan, performance-based bonuses under the plan may constitute up to 50% of an executive officer’s base salary earned during each semi-annual performance period. In addition, the Board has the discretion, based on the Company’s performance, to approve a bonus greater than the target amount. Under this Executive Performance Incentive Bonus Plan, 75% of the executive’s bonus under the plan is based upon Company performance as measured by revenue, gross margin and earnings per share, and 25% is based upon individual performance. In determining the bonus paid to each executive officer other than the Chief Executive Officer, the Compensation Committee reviews with the Chief Executive Officer the performance of each of the officers in their respective areas of accountability. In determining the bonus paid to the Chief Executive Officer, the Compensation Committee reviews the performance of the Chief Executive Officer with the Board of Directors against performance objectives set by the Board of Directors. In addition, as discussed above, our Senior Vice President of

Worldwide Sales receives commissions based on total sales derived under his supervision. These commissions typically represent a material part of his overall cash compensation package, and the Compensation Committee believes that they are appropriate and comparable to those received by similarly situated officers of high technology companies of comparable size and market capitalization.
Long-Term Incentive Compensation
      As noted above, the Company has relied substantially on long-term equity-based compensation as the principal means of compensating and incentivizing its executive officers. It is the Company’s practice to set option exercise prices for officers at not less than 100% of the fair market value of the Company’s common stock on the date of grant. Thus, the value of the stockholders’ investment in the Company must appreciate before an optionee receives any financial benefit from the option. Options are generally granted for a term of ten years.
      In determining the number of shares subject to stock option grants to executive officers, as well as the vesting schedules of such options, the Compensation Committee considers various subjective factors primarily relating to the responsibilities of the individual officers, their expected future contributions, the number of shares owned by the officer which are not subject to vesting, the number of shares or options held by the officer which continue to be subject to vesting and the vesting schedules and exercise prices of such shares or options. In addition, the Compensation Committee examines the level of equity incentives held by each officer relative to the other officers’ equity positions and their tenure, responsibilities, experience, and value to the Company. During the Company’s 2004 fiscal year, the Company granted all executive officers as a group options to purchase an aggregate of 1,430,000 shares of the Company’s common stock, 400,000 of such options being granted to Mr. Johnson.
Deductibility of Executive Compensation
      The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the “performance-based” exception to Section 162(m). The Compensation Committee believes that options granted under the Company’s 1996 Stock Plan to such officers will meet the requirements for qualifying as performance-based compensation. In addition, the Compensation Committee expects that compensation paid by the Company to each of its executive officers will be below $1 million during the taxable year and, therefore, the Compensation Committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the Compensation Committee’s policy to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

Submitted by the Compensation Committee:

C. Nicholas Keating, Jr
Andrew K. Ludwick
J. Steven Young
Compensation Committee Interlocks and Insider Participation
      The Compensation Committee of the Board of Directors currently consists of Messrs. Keating, Ludwick and Young. No member of the committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

REPORT OF THE AUDIT COMMITTEE
      Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and approving the compensation of the independent registered public accounting firm. The Audit Committee pre-approves all audit and other permitted non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular services or category of services and is subject to a budget. Our independent registered public accounting firm and our senior management are required to periodically report to the Audit Committee regarding the extent of the services provided by our independent registered public accounting firm in accordance with a pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. Each of the members of the Audit Committee meets the independence requirements of the Nasdaq Stock Market.
      Management has primary responsibility for the system of internal controls and the financial reporting process. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.
      In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2004 with the Company’s management and the independent registered public accounting firm;

•	discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•	reviewed the written disclosures and the letter from Ernst & Young LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by Ernst & Young LLP are compatible with maintaining their independence;

•	based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the Securities and Exchange Commission; and

•	instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

Submitted by the Audit Committee

Alan L. Earhart (Chairman)
Alfred J. Amoroso
C. Nicholas Keating, Jr.
Andrew K. Ludwick

Principal Auditor Fees and Services
      The Audit Committee has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.
      The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young LLP for fiscal 2004 and 2003.

	2004	2003

	(In thousands)
Audit Fees(1)	$1,347	$530
Audit-Related Fees(2)	—	80
Tax Fees(3)	173	160
All other Fees	—	—

Total	$1,520	$770

      The Audit Committee has the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Company’s independent registered public accounting firm and associated fees.

(1)	Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)	Audit-related fees consisted primarily of accounting consultations.

(3)	For fiscal years 2004 and 2003, respectively, tax fees principally included tax compliance fees of $163,000 and $144,000, and tax advice and tax planning fees of $10,000 and $16,000.

PERFORMANCE GRAPH
      The following graph compares the cumulative total stockholder return data for the Company’s stock for the period beginning December 31, 1999 and ending on December 31, 2004 to the cumulative return over such period of (i) The Nasdaq National Market Composite Index and (ii) the Nasdaq Computer Manufacturer Composite Index. The graph assumes that $100 was invested on December 31, 1999 in the common stock of the Company and in each of the comparative indices, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG FOUNDRY NETWORKS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ COMPUTER MANUFACTURERS INDEX

*	$100 invested on 12/31/99 in stock or index-including reinvestment of dividends.
Cumulative Total Return

	12/99	3/00	6/00	9/00	12/00	3/01	6/01	9/01	12/01	3/02	6/02	9/02	12/02	3/03	6/03	9/03	12/03	3/04	6/04	9/04	12/04

FOUNDRY NETWORKS, INC.	100.00	95.30	72.92	44.38	9.94	4.97	13.25	4.01	5.40	4.77	4.66	3.63	4.67	5.33	9.45	14.25	18.12	11.38	9.33	6.29	8.72

NASDAQ STOCK MARKET (U.S.)	100.00	106.80	92.54	77.85	60.30	51.09	51.68	33.63	45.49	44.84	34.59	28.15	26.40	23.68	29.40	35.87	38.36	41.34	39.69	37.79	40.51

NASDAQ COMPUTER MANUFACTURERS	100.00	118.62	108.27	116.58	58.84	42.86	44.04	26.69	41.00	36.05	30.27	24.37	28.25	29.10	35.38	36.35	38.57	38.31	40.35	39.42	47.44

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2004, such SEC filing requirements were satisfied.

CODE OF ETHICS
      The Company has adopted a code of ethics that applies to all officers and employees, including its principal executive officer, principal financial officer and controller. This code of ethics is posted on our website at http://www.foundrynet.com/about/ir/governance.html.
EQUITY COMPENSATION PLAN INFORMATION
      The following table presents information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2004, including the 1996 Stock Plan, the 1999 Employee Stock Purchase Plan (the “ESPP”), the 1999 Directors’ Stock Option Plan (the “Directors Plan”) and the 2000 Non-Executive Stock Option Plan (the “2000 Plan”).

			Number of Securities
	Number of		Remaining Available
	Securities to be	Weighted-Average	for Future Issuance
	Issued Upon Exercise	Exercise Price of	Under Equity Compensation
	of Outstanding	Outstanding	Plans (Excluding Securities
Plan Category	Options (a)	Options (b)	Reflected in Column (a))(c)

Equity compensation plans approved by stockholders:
1996 Stock Plan	25,700,964	$12.53	2,926,259	(1)
1999 Employee Stock Purchase Plan	—	—	5,692,990	(2)
1999 Directors’ Stock Option Plan	1,910,000	$35.75	1,370,000
Equity compensation plans not approved by stockholders:
2000 Non-Executive Stock Option Plan	2,427,548	$12.34	109,186

(1)	The number of shares reserved for issuance under the 1996 Stock Plan will be increased on the first day of each fiscal year through 2006 by the lesser of (i) 5,000,000 shares, (ii) 5% of our outstanding common stock on the last day of the immediately preceding fiscal year or (iii) the number of shares determined by the board of directors.

(2)	The number of shares reserved for issuance under the 1999 Employee Stock Purchase Plan will be increased on the first day of each fiscal year through 2009 by the lesser of (i) 1,500,000 shares, (ii) 2% of our outstanding common stock on the last day of the immediately preceding fiscal year or (iii) the number of shares determined by the board of directors.

2000 Non-Executive Stock Option Plan
      In October 2000, our Board of Directors approved the 2000 Non-Executive Stock Option Plan pursuant to which non-qualified stock options may be granted to our employees who are not officers or directors. In October 2000, the Company allocated for issuance under the 2000 Plan approximately 2,000,000 shares that the Company had repurchased from departing employees upon cessation of their employment with the Company, which shares did not become available for reissuance under the 1996 Plan, and in July 2002 the Company allocated an additional 1,776,620 shares the Company had repurchased from departing employees upon cessation of their employment with the Company, which shares did not become available for reissuance under the 1996 Plan. The Company did not obtain stockholder approval of the 2000 Plan or the increase to the 2000 Plan in July 2002. As of December 31, 2004, 2,536,734 shares of common stock were reserved for issuance under the 2000 Plan, of which 2,427,548 shares were subject to outstanding options and 109,186 shares were available for future grant.
      The purpose of the plan is to promote our success by linking the interests of our non-executive employees to those of our stockholders and by providing participants with an incentive for outstanding performance. The plan authorizes the granting of non-qualified stock options only. The exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and no option may have a tern of more than ten years. All of the options that are currently outstanding under the plan vest ratably over a four-year period beginning at the grant date and expire ten years from the date of grant. The Board of Directors or the Compensation Committee may amend or terminate the plan without stockholder approval, but no amendment or termination of the plan or any award agreement may adversely affect any award previously granted under the plan without the written consent of the participant. The Company will seek stockholder approval for any amendment to the plan as required by applicable law, NASDAQ listing standards or such rules or regulations to which it is otherwise subject.
OTHER MATTERS
      The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.
      It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

Timothy D. Heffner
Vice President, Finance and Administration and
Chief Financial Officer
May 18, 2005
San Jose, California

▼ DETACH PROXY CARD HERE ▼

Please mark votes as in this example	☒

1. ELECTION OF DIRECTORS: To elect six (6) directors to serve until the next Annual Meeting or until their respective successors are elected and qualified

☐ For all nominees listed below (except as indicated).	☐ Withhold authority to vote for all nominee(s) listed below.

Nominees: Bobby R. Johnson, Jr., Andrew K. Ludwick, Alfred J. Amoroso, C. Nicholas Keating, J. Steven Young, Alan L. Earhart

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above:

2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Date	, 2005

Date:

Signature(s)

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Please Detach Here
▼     You Must Detach This Portion of the Proxy Card     ▼

Before Returning it in the Enclosed Envelope

PROXY

FOUNDRY NETWORKS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF FOUNDRY NETWORKS, INC. FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 28, 2005

     The undersigned stockholder of Foundry Networks, Inc., a Delaware corporation, (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 18, 2005, and hereby appoints Bobby R. Johnson, Jr. and Timothy D. Heffner or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Foundry Networks, Inc. to be held on Tuesday, June 28, 2005, at 10:00 a.m., local time, at the Westin Santa Clara Hotel, 5101 Great America Parkway, Santa Clara, CA 95054 and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF ALL NOMINATED DIRECTORS; (2) TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

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